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                                                                    Exhibit 23



INDEPENDENT AUDITORS' CONSENT
- -----------------------------


We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 2-83363 and in Registration Statements No. 33-57738 and No. 33-22204 of BIC Corporation on Form S-8 of our report dated January 28, 1994, appearing in this Annual Report on Form 10-K of BIC Corporation for the year ended January 2, 1994.



/s/ Deloitte & Touche
Deloitte & Touche



New Haven, Connecticut
March 21, 1994